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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): April 1, 2001

           Lehman ABS Corporation on behalf of
           CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-10 TRUST
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             (Exact Name of Registrant as Specified in Its Charter)


Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

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
Standard Terms for Trust Agreements and           Corporate Backed Trust Certificates,
Series Supplement dated January 16, 2001          Series 2001-1 Trust
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Standard Terms for Trust Agreements and           Corporate Backed Trust Certificates,
Series Supplement dated January 22, 2001          Series 2001-2 Trust
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Standard Terms for Trust Agreements and           Corporate Backed Trust Certificates,
Series Supplement dated January 25, 2001          Series 2001-3 Trust
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Standard Terms for Trust Agreements and           Corporate Backed Trust Certificates,
Series Supplement dated January 29, 2001          Series 2001-4 Trust
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Standard Terms for Trust Agreements and           Corporate Backed Trust Certificates,
Series Supplement dated February 2, 2001          Series 2001-5 Trust
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Standard Terms for Trust Agreements and           Corporate Backed Trust Certificates,
Series Supplement dated March 1, 2001             Series 2001-6 Trust
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Standard Terms for Trust Agreements and           Corporate Backed Trust Certificates,
Series Supplement dated March 2, 2001             Series 2001-7 Trust
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Standard Terms for Trust Agreements and           Corporate Backed Trust Certificates,
Series Supplement dated March 8, 2001             Series 2001-8  Trust
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Standard Terms for Trust Agreements and           Corporate Backed Trust Certificates,
Series Supplement dated March 14, 2001            Series 2001-9 Trust
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Standard Terms for Trust Agreements and           Corporate Backed Trust Certificates,
Series Supplement dated March 22, 2001            Series 2001-10 Trust
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Standard Terms for Trust Agreements and           Corporate Backed Trust Certificates,
Series Supplement dated March 28, 2001            Series 2001-11 Trust
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Standard Terms for Trust Agreements and           Corporate Backed Trust Certificates,
Series Supplement dated April 3, 2001             Series 2001-12 Trust
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Standard Terms for Trust Agreements and           Corporate Backed Trust Certificates,
Series Supplement dated April 10, 2001            Series 2001-14 Trust
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


          Delaware                       333-32105-03            13-3447441
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(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)


U.S. Bank Trust National Association, as Trustee
100 Wall Street, Suite 1600
New York, New York                                                 10005
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 361-2510
                                                   ----------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. OTHER EVENTS

On April 1, 2001, distributions were made to the Holders of the Corporate-Backed Trust Certificates, Series 2001-10(the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit was filed as part of this report:

     1 Trustee's Distribution Statement to the Certificate Holders for the period ending April 1, 2001.


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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 3, 2001


                                         Lehman ABS Corporation


                                         By: /s/  Rene Canezin
                                                  ---------------------
                                         Name:    Rene Canezin
                                         Title:   Senior Vice President


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                                  EXHIBIT INDEX


Exhibit Number               Description
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1                         Trustee's Distribution Statement to the Certificate
                             Holders for the period ending April 1, 2001


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